Evergreen Health Care Fund: Annual Report as of October 31, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
25	INDEPENDENT AUDITORS’ REPORT
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen Health Care Fund, which covers the 12-month period ended October 31, 2002.

Market analysis

Over the course of the past 12 months, investors have confronted one of the most challenging periods in the history of the financial markets. A moderate emergence from recession for the United States economy was quelled in the equity markets due to rising corporate mistrust and fears of further terrorist acts and possible war with Iraq. The U.S. Treasury market managed healthy gains despite a return to federal budget deficits, yet other areas within the fixed income markets struggled. Global investors also faced challenges, as persistent weakness in Japan was met with growing fears of recession in several of Europe’s dominant economies. Even many diversified strategies failed to produce positive gains, yet their relative performance should provide a solid base for investors as global economies and markets regain momentum in the coming months.

The first challenge for equity investors over the 12-month period was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. These gains were quickly erased, however, as solid economic growth in the first quarter failed to generate improved profits for U.S. corporations. This disappointment in earnings was corroborated by the escalation of the accounting scandals. The weaker than expected gross domestic product (GDP) growth in the second and third quarters did little to build confidence about corporate profitability. It does appear, though, that the bottoming process that began in July continues today. No single event will likely signal the low, but recent volume and price increases suggest more encouraging patterns going forward.

The struggles of the U.S. equity market within the past 12 months can be highlighted in specific sectors as well. Promising profit growth for technology at the beginning of the

LETTER TO SHAREHOLDERS continued

year, based largely on easy comparisons, proved ineffective as analyst estimates were revised downward throughout the course of the year. Traditional safety plays such as healthcare also struggled, as political controversies and a decline in new products reduced investor optimism. Utilities, another traditional beacon of comfort during tough times, also performed poorly as questionable pricing, accounting and energy trading practices combined to cause intense selling within the group.

As mentioned earlier, those investors employing more diversified strategies participated in relative outperformance, yet being “down less” offers little solace. We strongly believe, however, that diversification strategies over the long term should continue to benefit the patient investor. Asset allocation and diversification among asset classes and investment categories have provided investors with solid relative gains, and should dampen the wide swings of volatility that characterize more focused strategies.

International investors also experienced difficulties in the past year. Persistently weak domestic demand and the weaker U.S. dollar contributed to the already existing structural weakness in Japan. Other Asian economies, also heavily dependent on exports, enjoyed market gains at the beginning of the period, yet when profits from this optimism failed to materialize, many of the previous gains were lost. Weakness in the German and French economies set the stage for poor performance throughout Europe, and despite sporadic gains in the euro, bourses remained weak.

Looking ahead, we continue to project a moderate economic recovery in the U.S. with GDP growth in the range of 3% through 2003. Interest rates should remain near 40-year lows for at least the first half of next year, and low inflation and an improving job market should support overall growth. In this environment, we expect corporate profit growth to increase at a more historically average rate of approximately 7%, and potential fiscal changes could attract increased investment. The threat of war will likely prove a continued drag on the overall market, but any clarity on the uncertain geopolitical front could unleash some of the estimated $5 trillion currently sitting on the sidelines. As always, diversification

LETTER TO SHAREHOLDERS continued

should be a primary goal of all investors, and we believe opportunities for improvement exist as the global uncertainty wanes.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

*A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of October 31, 2002

“We believe the healthcare industry offers significant opportunity for the longer term. Companies in all parts of the sector should benefit from favorable demographic trends, especially the aging of the baby boomer generation, and new products and services that will be derived from continuing research. In the long run, spending on healthcare products and services could potentially continue to rise dramatically.”

MANAGEMENT TEAM

Liu-Er Chen, CFA
International Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 12/22/1999
	Class A	Class B	Class C	Class I
Class Inception Date	12/22/1999	12/22/1999	12/22/1999	12/22/1999
Average Annual Return*

1 year with sales charge	-24.16%	-24.08%	-21.69%	N/A

1 year w/o sales charge	-19.54%	-20.08%	-20.10%	-19.27%

Since Portfolio Inception	18.85%	19.69%	20.40%	21.63%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. The fund incurs a 12b-1 fee of 0.25% for Class A shares and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Health Care Fund Class A shares,1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Standard & Poor’s 1500 Supercomposite Healthcare Sector Index (S&P 1500-Healthcare) and the Consumer Price Index (CPI).

The S&P 500 and S&P 1500-Healthcare are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -19.54% for the 12-month period ended October 31, 2002, excluding any applicable sales charges. During the same period, the Standard & Poor’s 1500 Supercomposite Healthcare Sector Index returned -17.27%, the Standard & Poor’s 500 Index returned -15.11%, and the median return of funds in the Lipper Health/Biotechnology Funds Classification was -21.02%. Lipper Inc. is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$102,756,833

Number of Holdings	101

P/E Ratio	17.8x

What was the investment environment like for healthcare stocks during the 12 months?

The period was challenging for investors. Among pharmaceuticals companies, two principal factors hurt stock performance. First, political controversies unsettled the industry. The cost of prescription drugs and the availability of generic substitutes for well-known brand names were controversial subjects in the election season, creating worries in the minds of investors. Second, the number of significant new drugs entering the market declined. Many big-name products were either coming off patents or nearing the end of their patent cycles and relatively few new drugs were entering the market. The industry found itself between cycles, waiting for the results of new research in genomics. In addition, the U.S. Food and Drug Administration (FDA), the principal regulator of pharmaceuticals, operated without a leader and this affected standards for the introduction of new drugs. Moreover, virtually every company had difficulties with production as the FDA got tougher about manufacturing standards.

Biotechnology stocks had their own problems. In a period in which the overall stock market was falling, investors avoided riskier types of investments. This hurt biotechnology companies, particularly small and mid cap firms, which slumped with other growth areas. In addition, the lack of leadership at the top of the FDA made it difficult for new products to be developed and brought to market out of the biotechnology industry.

Healthcare service companies comprised the only group in the industry to perform well. The profit margins of HMOs improved dramatically following two years of double-digit increases in premiums. Hospitals also saw their revenues rise at a time when they were able to improve the efficiency of operations. As a result, both HMOs and hospitals delivered better than anticipated results during the 12 months and their stocks gained.

TOP 5 INDUSTRIES
(as a percentage of 10/31/2002 net assets)

Pharmaceuticals	53.9%

Biotechnology	22.3%

Health Care Equipment & Supplies	11.2%

Health Care Providers & Services	7.2%

Chemicals	1.4%

PORTFOLIO MANAGER INTERVIEW continued

What were your principal strategies during the period?

We adhered to our long-term strategy that places a premium on fundamental company research in our stock selection process. We employ both quantitative and qualitative analysis in our fundamental research. To screen stocks, we use quantitative tools based on earnings, stock prices and other factors. We then incorporate the data from this quantitative research into evaluating the business models, products and services of companies and assessing their competitive advantages and disadvantages.

What were some investments that significantly affected fund performance?

Biosite, Inc. was a strong contributor to the fund’s performance before we sold it to take profits. The company developed and produced diagnostic test systems that help identify a patient’s risk of a heart attack. The company’s growth in both revenues and earnings exceeded analysts’ expectations.

Coventry Health Care, Inc. is a good example of an HMO that prospered in a very favorable environment. The company’s profitability grew even faster than the HMO industry average, resulting in strong gains for the fund before we sold it.

Schering-Plough, a major pharmaceutical company, was a major disappointment even though we invested in it after its stock price had fallen by one-half. Bristol-Myers was another pharmaceutical company that detracted from returns. ILEX Oncology, a small biotech company, was also disappointing as it suffered from the investor flight from smaller growth companies.

TOP 10 HOLDINGS
(as a percentage of 10/31/2002 net assets)

Schering-Plough Corp.	5.2%

Pfizer, Inc.	4.9%

Banyu Pharmaceutical Co., Ltd.	4.4%

Johnson & Johnson Co.	3.7%

Merck & Co., Inc.	3.7%

Pharmacia Corp.	3.3%

Genentech, Inc.	3.3%

Novartis AG, ADR	3.0%

Wyeth	2.6%

GlaxoSmithKline Plc, ADR	2.6%

What is your outlook for the healthcare industry over the next 12 months?

In the near term, the pharmaceutical and biotechnology industries may continue to encounter problems as patents expire on many profitable drugs and competition from generic manufacturers increases. However, the stock prices of pharmaceutical companies already reflect the risks of these threats and so may be increasingly attractive for the longer term.

In contrast, the service companies, including HMOs and hospitals, may continue their earnings growth rates in the near term, but their stock prices are no longer cheap. The budget constraints affecting both state and federal governments will constrain the future revenue growths of hospitals. At the same time, HMOs are not likely to continue to enjoy double-digit revenue premium

PORTFOLIO MANAGER INTERVIEW continued

increases, so any future earnings gains must come from improvements in cost controls and operational efficiency.

We believe the healthcare industry offers significant opportunity for the longer term. Companies in all parts of the sector should benefit from favorable demographic trends, especially the aging of the baby boomer generation, and new products and services that will be derived from continuing research. In the long run, spending on healthcare products and services could potentially continue to rise dramatically.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002	2001	2000[1]
CLASS A
Net asset value, beginning of period	$14.94	$16.21	$10.00
Income from investment operations
Net investment loss	-0.18	-0.14	-0.03
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-2.74	-0.44	11.64
Total from investment operations	-2.92	-0.58	11.61

Distributions to shareholders from
Net realized gains	0	-0.69	-5.40

Net asset value, end of period	$12.02	$14.94	$16.21
Total return[2]	-19.54%	-3.52%	124.01%
Ratios and supplemental data
Net assets, end of period (thousands)	$26,827	$29,885	$9,334
Ratios to average net assets
Expenses[3]	2.04%	1.95%	1.75%[4]
Net investment loss	-1.27%	-1.31%	-1.10%[4]
Portfolio turnover rate	228%	214%	183%

1.  For the period from December 22, 1999 (commencement of class operations), to October 31, 2000.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002	2001	2000[1]
CLASS B
Net asset value, beginning of period	$14.69	$16.06	$10.00
Income from investment operations
Net investment loss	-0.28	-0.22	-0.10
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-2.67	-0.46	11.56
Total from investment operations	-2.95	-0.68	11.46

Distributions to shareholders from
Net realized gains	0	-0.69	-5.40

Net asset value, end of period	$11.74	$14.69	$16.06
Total return[2]	-20.08%	-4.21%	122.37%
Ratios and supplemental data
Net assets, end of period (thousands)	$51,811	$57,931	$24,534
Ratios to average net assets
Expenses[3]	2.78%	2.70%	2.55%[4]
Net investment loss	-2.03%	-2.05%	-1.78%[4]
Portfolio turnover rate	228%	214%	183%

1.  For the period from December 22, 1999 (commencement of class operations), to October 31, 2000.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002	2001	2000[1]
CLASS C
Net asset value, beginning of period	$14.68	$16.07	$10.00
Income from investment operations
Net investment loss	-0.31	-0.22	-0.04
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-2.64	-0.48	11.51
Total from investment operations	-2.95	-0.70	11.47

Distributions to shareholders from
Net realized gains	0	-0.69	-5.40

Net asset value, end of period	$11.73	$14.68	$16.07
Total return[2]	-20.10%	-4.34%	122.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$22,327	$25,748	$5,831
Ratios to average net assets
Expenses[3]	2.78%	2.70%	2.47%[4]
Net investment loss	-2.03%	-2.08%	-1.89%[4]
Portfolio turnover rate	228%	214%	183%

1.  For the period from December 22, 1999 (commencement of class operations), to October 31, 2000.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002	2001	2000[1]
CLASS I2
Net asset value, beginning of period	$15.00	$16.24	$10.00
Income from investment operations
Net investment loss	-0.16	-0.16	-0.05
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-2.73	-0.39	11.69
Total from investment operations	-2.89	-0.55	11.64

Distributions to shareholders from
Net realized gains	0	-0.69	-5.40

Net asset value, end of period	$12.11	$15.00	$16.24
Total return	-19.27%	-3.32%	124.33%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,792	$1,714	$564
Ratios to average net assets
Expenses[3]	1.80%	1.69%	1.56%[4]
Net investment loss	-1.03%	-1.07%	-0.78%[4]
Portfolio turnover rate	228%	214%	183%

1.  For the period from December 22, 1999 (commencement of class operations), to October 31, 2000.

2.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002

	Shares	Value

COMMON STOCKS 97.5%
CONSUMER STAPLES 0.5%
Food & Drug Retailing 0.5%
CVS Corp.	20,000	$ 554,600
HEALTH CARE 94.6%
Biotechnology 22.3%
Abgenix, Inc. *	30,000	204,000
Amgen, Inc. *	25,000	1,164,000
Biogen, Inc. *	50,000	1,834,500
BioMarin Pharmaceutical, Inc. *	60,000	387,000
Celgene Corp. *	20,000	443,000
Cell Genesys, Inc. *	10,000	104,700
Cell Therapeutics, Inc. *(p)	30,000	185,400
Cephalon, Inc. *	25,000	1,256,750
Charles River Laboratories International, Inc. *	30,000	1,102,500
Cubist Pharmaceuticals, Inc. *	20,000	129,200
Genentech, Inc. *	100,000	3,409,000
Genzyme Corp. *	28,000	779,800
ICOS Corp. *	5,000	123,550
IDEC Pharmaceuticals Corp. *	10,000	460,200
ILEX Oncology, Inc. *	150,000	921,150
Immunogen, Inc. *	40,000	128,400
Invitrogen Corp. *	60,000	1,672,800
Kos Pharmaceuticals, Inc. *(p)	55,000	836,000
Kosan Biosciences, Inc. *	4,000	24,684
Medarex, Inc. *	117,100	464,887
MedImmune, Inc. *	20,000	511,000
Millennium Pharmaceuticals, Inc. *	120,319	895,173
OSI Pharmaceuticals, Inc. *	30,000	519,600
Progenics Pharmaceuticals, Inc. *	100,000	715,000
Protein Design Labs, Inc. *	40,000	332,000
QLT Phototherapeutics, Inc. *	125,000	1,025,000
Serologicals Corp. *	121,000	1,165,230
Serono SA, ADR *	30,000	421,500
Tanox, Inc. *	15,000	144,750
Trimeris, Inc. *	25,000	1,318,250
Xoma, Ltd. *	40,000	230,800
22,909,824
Health Care Equipment & Supplies 11.2%
Applera Corp. Celera Genomics *	29,952	246,805
ArthroCare Corp. *	30,000	326,700
Bausch & Lomb, Inc.	10,000	311,000
Baxter International, Inc.	30,000	750,600
Beckman Coulter, Inc.	20,000	557,000
Boston Scientific Corp. *	27,500	1,034,825
C.R. Bard, Inc.	35,000	1,957,550
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Shares	Value

COMMON STOCKS (continued)
HEALTH CARE (continued)
Health Care Equipment & Supplies (continued)
Candela Corp. *	7,500	$ 42,750
Conceptus, Inc. *	50,000	696,500
CONMED Corp. *	25,000	489,500
CYTYC Corp. *	15,000	156,900
Disetronic Holdings AG *	1,000	331,103
Epix Medical, Inc. *	100,000	635,000
Gen-Probe, Inc. *	20,468	423,278
Guidant Corp. *	20,000	591,400
Haemonetics Corp. *	35,000	742,350
Inamed Corp. *	10,000	266,600
Inhale Therapeutic Systems, Inc. *	120,000	763,200
Noven Pharmaceuticals, Inc. *	30,000	384,300
Sybron Dental Specialties, Inc. *	40,000	578,000
TriPath Imaging, Inc. *	55,000	172,700
11,458,061
Health Care Providers & Services 7.2%
Aetna, Inc.	40,000	1,612,000
CIGNA Corp.	20,000	722,800
Fresenius Medical Care AG, ADR	80,008	824,883
Humana, Inc. *	60,000	730,800
Kendle International, Inc. *	35,900	292,585
Laboratory Corp. *	30,000	723,000
PDI, Inc. *	77,000	409,640
Quintiles Transnational Corp. *	25,000	268,750
Syncor International Corp. *	10,000	358,300
Wellpoint Health Networks, Inc., Class A *	20,000	1,504,200
7,446,958
Pharmaceuticals 53.9%
Abbott Laboratories, Inc.	40,000	1,674,800
Andrx Corp. *	10,000	154,500
Astrazeneca Plc, ADR	50,000	1,877,500
Aventis SA, Class A	15,000	896,141
Aventis, ADR	30,000	1,776,000
Banyu Pharmaceutical Co., Ltd.	500,000	4,561,561
Barr Laboratories, Inc. *	10,000	588,300
Bradley Pharmaceuticals, Inc., Class A *	50,000	574,000
Bristol-Myers Squibb Co.	100,000	2,461,000
Chugai Pharmaceutical Co., Ltd.	100,000	816,193
Cima Labs, Inc. *	70,000	1,635,200
First Horizon Pharmaceutical Corp. *	60,000	220,200
GlaxoSmithKline Plc, ADR	70,000	2,638,300
Guilford Pharmaceuticals, Inc. *	40,000	200,800
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Shares	Value

COMMON STOCKS (continued)
HEALTH CARE (continued)
Pharmaceuticals (continued)
Impax Laboratories, Inc. *	37,600	$ 190,632
InterMune, Inc. *(p)	20,000	734,600
Isis Pharmaceuticals, Inc. *(p)	80,000	780,800
Johnson & Johnson Co.	65,000	3,818,750
King Pharmaceuticals, Inc. *	40,000	614,000
KV Pharmaceutical Co., Class A *	60,000	1,020,000
Kyorin Pharmaceutical Co.	30,000	532,725
Ligand Pharmaceuticals, Inc., Class B *	140,000	921,200
Merck & Co., Inc.	70,000	3,796,800
Mylan Laboratories, Inc.	15,000	472,050
Novartis AG, ADR	80,000	3,035,200
Pfizer, Inc.	160,000	5,083,200
Pharmaceutical Resources, Inc. *	20,000	471,400
Pharmacia Corp.	80,005	3,440,215
Schering-Plough Corp.	250,000	5,337,500
Scios, Inc. *(p)	25,000	721,500
Sicor, Inc. *	10,000	148,800
UCB SA	60,000	1,461,102
Vivus, Inc. *	25,000	82,000
Wyeth	80,000	2,680,000
55,416,969
INFORMATION TECHNOLOGY 1.0%
Electronic Equipment & Instruments 0.7%
Millipore Corp.	20,000	680,200
Software 0.3%
Eclipsys Corp. *	70,000	339,500
MATERIALS 1.4%
Chemicals 1.4%
Akzo Nobel NV	40,000	1,193,866
Monsanto Co.	11,942	197,401
1,391,267
Total Common Stocks		100,197,379
SHORT-TERM INVESTMENTS 5.7%
MUTUAL FUND SHARES 5.7%
Evergreen Cash Management Money Market Fund (pp)(o)	2,162,611	2,162,611
Evergreen Institutional U.S. Government Money Market Fund (o)	3,654,536	3,654,536
Total Short-Term Investments		5,817,147
Total Investments (cost $123,795,760) 103.2%		106,014,526
Other Assets and Liabilities (3.2%)		(3,257,693)
Net Assets 100.0%		$ 102,756,833
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations:
ADR	American Depository Receipt
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

Assets
Identified cost of securities	$ 123,795,760
Net unrealized losses on securities	(17,781,234)

Market value of securities	106,014,526
Receivable for securities sold	750,921
Receivable for Fund shares sold	154,850
Dividends and interest receivable	191,314
Prepaid expenses and other assets	10,314

Total assets	107,121,925

Liabilities
Payable for securities purchased	1,749,092
Payable for Fund shares redeemed	435,912
Payable for securities on loan	2,162,611
Advisory fee payable	2,663
Distribution Plan expenses payable	2,206
Due to other related parties	280
Accrued expenses and other liabilities	12,328

Total liabilities	4,365,092

Net assets	$ 102,756,833

Net assets represented by
Paid-in capital	$ 126,719,196
Accumulated net realized losses on securities and foreign currency related transactions	(6,182,587)
Net unrealized losses on securities and foreign currency related transactions	(17,779,776)

Total net assets	$ 102,756,833

Net assets consists of
Class A	$ 26,827,124
Class B	51,810,618
Class C	22,327,019
Class I	1,792,072

Total net assets	$ 102,756,833

Shares outstanding
Class A	2,231,760
Class B	4,414,329
Class C	1,903,285
Class I	148,043

Net asset value per share
Class A	$ 12.02
Class A - Offering price (based on sales charge of 5.75%)	$ 12.75
Class B	$ 11.74
Class C	$ 11.73
Class I	$ 12.11

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

Investment income
Dividends (net of foreign withholding taxes of $43,562)	$ 911,745
Interest	21,868

Total investment income	933,613

Expenses
Advisory fee	1,175,667
Distribution Plan expenses
Class A	78,326
Class B	616,231
Class C	288,790
Administrative services fees	123,754
Transfer agent fee	687,559
Trustees’ fees and expenses	2,642
Printing and postage expenses	35,130
Custodian fee	39,828
Registration and filing fees	115,948
Professional fees	16,581
Interest expense	3,486
Other	3,809

Total expenses	3,187,751
Less: Expense reductions	(1,256)
Net expenses	3,186,495

Net investment loss	(2,252,882)

Net realized and unrealized losses on securities and foreign currency related transactions

Net realized losses on:
Securities	(3,464,582)
Foreign currency related transactions	(17,600)

Net realized losses on securities and foreign currency related transactions	(3,482,182)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(24,165,932)

Net realized and unrealized losses on securities and foreign currency related transactions	(27,648,114)

Net decrease in net assets resulting from operations	$ (29,900,996)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2002		2001

Operations
Net investment loss		$ (2,252,882)		$ (1,557,100)
Net realized losses on securities and foreign currency related transactions		(3,482,182)		(2,621,132)
Net change in unrealized gains or losses on securities and foreign currency related transactions		(24,165,932)		3,408,814

Net decrease in net assets resulting from operations		(29,900,996)		(769,418)

Distributions to shareholders from
Net realized gains
Class A		0		(508,777)
Class B		0		(1,227,836)
Class C		0		(502,183)
Class I*		0		(27,955)

Total distributions to shareholders		0		(2,266,751)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,198,585	17,457,811	1,816,138	26,751,889
Class B	1,912,217	27,532,346	3,215,139	45,877,372
Class C	966,215	13,950,600	1,606,739	23,695,638
Class I*	359,786	4,609,507	144,056	2,195,120

		63,550,264		98,520,019

Net asset value of shares issued in reinvestment of distributions
Class A	0	0	33,533	497,627
Class B	0	0	81,534	1,198,545
Class C	0	0	33,286	489,304
Class I*	0	0	1,877	27,913

		0		2,213,389

Automatic conversion of Class B shares to Class A shares
Class A	275,303	4,184,899	14,726	212,539
Class B	(280,636)	(4,184,899)	(14,915)	(212,539)

		0		0

Payment for shares redeemed
Class A	(1,242,906)	(17,058,324)	(439,446)	(6,156,883)
Class B	(1,159,589)	(14,919,657)	(866,593)	(12,110,080)
Class C	(816,350)	(10,114,909)	(249,514)	(3,426,382)
Class I*	(325,974)	(4,077,389)	(66,443)	(988,804)

		(46,170,279)		(22,682,149)

Net increase in net assets resulting from capital share transactions		17,379,985		78,051,259

Total increase (decrease) in net assets		(12,521,011)		75,015,090
Net assets
Beginning of period		115,277,844		40,262,754

End of period		$ 102,756,833		$ 115,277,844

Undistributed net investment loss		$ 0		$ 0

* Effective at the close of business of May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Health Care Fund (the “Fund”) is a non-diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

NOTES TO FINANCIAL STATEMENTS continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid an annual fee of 0.95% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2002, the transfer agent fees were equivalent to an annual rate of 0.56% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2002, the Fund paid brokerage commissions of $110,785 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $294,462,262 and $279,518,033, respectively, for the year ended October 31, 2002.

The Fund loaned securities during the year ended October 31, 2002 to certain brokers. At October 31, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $2,043,501 and $2,162,611, respectively. During the year ended October 31, 2002, the Fund earned $29,613 in income from securities lending.

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $126,727,249. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,113,630 and $22,826,353, respectively, with a net unrealized depreciation of $20,712,723.

As of October 31, 2002, the Fund had $3,251,098 in capital loss carryovers for federal income tax purposes with $703,642 expiring in 2009 and $2,547,456 expiring in 2010.

NOTES TO FINANCIAL STATEMENTS continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year ended October 31, 2002, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryover

$1,458	$20,712,723	$3,251,098

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and unrealized foreign currency gains.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,256, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended October 31, 2002, the Fund had average borrowings outstanding of $131,649 at a rate of 2.65% and paid interest of $3,486, which represents 0.11% of its average daily net assets.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

12. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities.

The Fund did not hold any fixed-income securities requiring amortization or accretion as of October 31, 2001, and as a result there is no cumulative effect of adopting the new accounting policy. There is also no impact to current year financial statements.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Healthcare Fund, a portfolio of Evergreen Equity Trust, as of October 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Healthcare Fund as of October 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 6, 2002

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564347 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034